SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.

                             FORM 8-K

                            CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                       EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): April 14, 1998

             CREATIVE RECYCLING TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)

     GEORGIA                0-28704              84-1122431
(State or other jurisdic  (Commission File      (IRS Employer
 tion of incorporation)      Number)           Identification No.)

    3500 PARKWAY LANE, SUITE 435, NORCROSS, GEORGIA 30092
     (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (770)729-9010

             CLASSIC RESTAURANTS INTERNATIONAL, INC.
  (Former name or former address, if changed since last report)


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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not Applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not Applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not Applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING
          ACCOUNTANTS.

          Not Applicable.

ITEM 5.   OTHER EVENTS.

          On April 13, 1998, Classic Restaurants International, Inc. ("Classic") held a special meeting of shareholders for the purpose of voting on a proposal to change Classic's state of incorporation by merging Classic with and into Creative Recycling Technologies, Inc. ("CRT"), a Georgia corporation, pursuant to an Agreement and Plan of Merger dated March 13, 1998. At the special meeting, the shareholders of Classic approved the merger. The effective date of the merger was April 14, 1998 when Articles of Merger were filed with the Secretaries of State of the States of Colorado and Georgia. As of the effective date of the merger, Classic ceased to exist as a separate legal entity, and CRT assumed, and became the owner of, all of the liabilities and assets of Classic by operation of law. Under the Agreement and Plan of Merger, common and preferred shareholders of Classic are entitled to receive, for each share of common or preferred stock which they own in Classic, one share of common or preferred stock in CRT which has the same rights, preferences and limitations as the shares which they owned in Classic immediately before the effective date of the merger. Pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, the Class A Common Shares of CRT issued in the merger to holders of Class A Common Stock in Classic are deemed registered under Section 12 of the Securities Exchange Act. Pursuant to Rule 145(a)(2) promulgated under the Securities Act of 1933, the issuance of shares of CRT to shareholders of Classic was exempt from registration under Section 5 of the Securities Act of 1934 because the sole purpose of the transaction was to change Classic's state of incorporation solely within the United States.

	On April 13, 1998, the board of directors of CRT approved a 1 for 20 reverse split of its Class A Common Stock and Class B Common Stock, which split became effective as of the close of business on April 13, 1998.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not Applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial statements of businesses acquired: Not Applicable.

      (b) Pro forma financial information: Not Applicable.

      (c) Exhibits:

          2.1 Agreement and Plan of Merger by and between Classic Restaurants International, Inc. and Creative Recycling Technologies, Inc.

          2.2    Plan of Recapitalization of Creative Recycling
                 Technologies, Inc.

          3.1    Articles of Incorporation of Creative Recycling
                 Technologies, Inc.

          3.2    Bylaws of Creative Recycling Technologies, Inc.

ITEM 8.   CHANGE IN FISCAL YEAR.

          Not Applicable.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          Not Applicable.

                         SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CLASSIC RESTAURANTS
                                 INTERNATIONAL, INC.



Date: April 17, 1998              By:/s/James Robert Shaw
                                   James Robert Shaw
                                   co-President

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